________________________________________________________________________________
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       January 15, 2004 (January 14, 2004)
                Date of Report (Date of earliest event reported)

                            HERITAGE BANCSHARES, INC.
              Exact Name of Registrant as Specified in its Charter


         Delaware                      000-49637                  75-2963969
 State of Incorporation or      Commission File Number          I.R.S. Employer
       Organization                                           Identification No.



          102 West High Street
             Terrell, Texas                                              75160
 Address of Principal Executive Offices                               (Zip Code)

                                 (972) 563-2657
                         Registrant's telephone number,
                               including area code

                                 Not Applicable
              (former name, former address and former fiscal year,
                         if changed since last report)




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Item 5. Other Information

On January 14, 2004, Heritage Bancshares, Inc., a Delaware corporation ("Heritage") signed a definitive Agreement and Plan of Merger (the "Merger Agreement") with HGroup Acquisition Co., a Delaware corporation ("HGroup"). Pursuant to the Merger Agreement and subject to the satisfaction of certain conditions set forth in the Merger Agreement, HGroup will acquire Heritage effective as of the filing of the Certificate of Merger with the Secretary of State of Delaware, by merging HGroup with and into Heritage, with Heritage surviving and continuing to exist as a registered savings and loan holding company (the "Merger"). The Merger Agreement provides that HGroup's Certificate of Incorporation and bylaws will be the Certificate of Incorporation and bylaws of the surviving corporation except that the Certificate of Incorporation shall be amended to provide for the name of the corporation to be Heritage Bancshares, Inc. The Merger Agreement conditions the closing of the Merger upon the approval of the transaction by Heritage stockholders, the receipt of regulatory approvals and other customary closing conditions.

     The Merger Agreement provides that at the effective time of the Merger, each share of Heritage common stock will be converted into the right to receive cash in the amount of approximately $26.25. The total consideration could be reduced by the amount by which $200,230 exceeds the sum of certain combined balances in the employee stock ownership plan and the amount of aggregated deferred gains from the sale of real estate owned by TFS Investment Corporation, a subsidiary of Heritage. While this adjustment could be as high as $.42 per share, it is believed that the balances and the gains will be sufficient to offset this amount.

     In connection with the Merger Agreement, the directors and executive officers of Heritage entered into Stockholder Agreements with HGroup (the "Stockholder Agreements"). Pursuant to the terms and subject to the conditions of the Stockholder Agreements, these individuals agreed to vote their shares in favor of approving the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and the Merger.

     The description contained herein of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

     A copy of the press release issued by Heritage on January 14, 2004 announcing the execution of the Merger Agreement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a)  None.

(b)  None

(c)  Exhibits.


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2.1  Agreement and Plan of Merger dated as of January 14, 2004 by and between
     HGroup Acquisition Co. and Heritage Bancshares, Inc. (The exhibits and schedules to the Agreement and Plan of Merger have been omitted from this report pursuant to Item 601(b)(2) of Regulation S-B, and the Registrant agrees to furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request.)

99.1 Press release dated January 14, 2004




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HERITAGE BANCSHARES, INC.



Dated:  January 15, 2004               By: /s/  John H. Mackey
                                           -------------------------------------
                                           John H. Mackey
                                           President and Chief Executive Officer


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